Exhibit 24
POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2008, hereby constitutes and appoints JOSEPH M. SCAMINACE and KENNETH HABER, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of February, 2009.

/s/ Richard W. Blackburn

Richard W. Blackburn

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2008, hereby constitutes and appoints JOSEPH M. SCAMINACE and KENNETH HABER, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of February, 2009.

/s/ David L. Pugh

David L. Pugh

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2008, hereby constitutes and appoints JOSEPH M. SCAMINACE and KENNETH HABER, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of February, 2009.

/s/ Gordon A. Ulsh

Gordon A. Ulsh

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2008, hereby constitutes and appoints JOSEPH M. SCAMINACE and KENNETH HABER, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of February, 2009.

/s/ Steven J. Demetriou

Steven J. Demetriou

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2008, hereby constitutes and appoints JOSEPH M. SCAMINACE and KENNETH HABER, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of February, 2009.

/s/ Katharine L. Plourde

Katharine L. Plourde

POWER OF ATTORNEY
     The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2008, hereby constitutes and appoints JOSEPH M. SCAMINACE and KENNETH HABER, with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 2nd day of February, 2009.

/s/ William J. Reidy

William J. Reidy